Enstargroup.com Enstargroup.com Realising Value Investor Financial Supplement March 31, 2025 ENSTAR GROUP LIMITED

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Consolidated Results by Segment 6 Capital Position & Credit Ratings 8 Non-GAAP Measures 9 Reconciliation to Fully Diluted Book Value per Share 11 Reconciliation to Adjusted Return on Equity 12 Reconciliation to Adjusted Run-off Liability Earnings 13 Reconciliation to Adjusted Total Investment Return 14 Investment Composition 15

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global (re)insurance group that offers capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Australia, Liechtenstein and Belgium. A market leader in completing legacy acquisitions, Enstar has acquired over 120 companies and portfolios since its formation. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in millions of U.S. Dollars, except for share and per share amounts. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Sixth Street Merger Agreement As announced in July 2024, Enstar has entered into a definitive merger agreement to be acquired by Sixth Street for $5.1 billion or $338 per ordinary share. A copy of the press release can be found by visiting the Investor Relations section of the Enstar corporate website at www.enstargroup.com. On November 6, 2024, a majority of the Company's shareholders voted to approve the Merger. Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the way our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Some of the adjustments reflected in our non-GAAP measures are recurring items, such as the exclusion of adjustments to fair value changes and net realized (gains)/ losses on fixed maturities recognized in our statements of operations, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments. Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all our assets and liabilities because of preexisting accounting elections, do not impair comparability across reporting periods. It is important for the readers of our periodic filings to understand that these items will recur from period to period. However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investments without the effect of interest rate fluctuations on assets that we anticipate holding to maturity and non-cash changes to the fair value of our reserves. Similarly, our non-GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years. This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations, and other items that we separately disclose. Refer to pages 9 to 14 for further details.

4 Explanatory Notes (continued) Investment Composition In certain instances, U.S. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment which may not correspond to management’s view of the underlying economic exposure. For example: 1. Enstar has certain investments in public shares of exchange traded funds (“ETFs”) where the underlying exposure of the ETF is investment grade fixed maturities, and Enstar also has certain privately held equities which management evaluates based on the underlying economic exposures. U.S. GAAP requires that these investments be classified as “Equities”. 2. Enstar has certain private equity funds that are collectively held in a limited partnership, which management evaluates based on the nature of the underlying investments within these funds. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments”. Where relevant, we have disclosed the underlying economic exposure of our investments in order to be consistent with the manner in which management views the underlying portfolio composition. Refer to pages 15 and 16 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward- looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10- Q. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended	
	March 31, 2025	March 31, 2024
Key Income Metrics		
Return on Equity ("ROE")	0.9 %	2.4 %
Annualized ROE	3.6 %	9.5 %
Adjusted ROE [(1)]	0.7 %	2.6 %
Annualized adjusted ROE [(1)]	2.9 %	10.5 %
Basic net earnings per share	$ 3.36	$ 8.13
Diluted net earnings per share	$ 3.32	$ 8.02
Key Run-off Metrics		
Average net loss reserves	$ 10,611	$ 11,206
Run-off liability earnings ("RLE")	0.2 %	0.2 %
Average adjusted net loss reserves [(1)]	$ 11,437	$ 12,111
Adjusted RLE [(1)]	0.3 %	0.2 %
Key Investment Return Metrics		
Average aggregate invested assets	$ 18,053	$ 18,021
Annualized total investment return ("TIR")	5.4 %	4.9 %
Annualized investment book yield	4.22 %	4.36 %
Income (loss) from equity method investments	$ 4	$ (5)
Adjusted average aggregate invested assets [(1)]	$ 18,748	$ 18,778
Annualized adjusted TIR [(1)]	3.8 %	5.5 %

	As of	
	March 31, 2025	December 31, 2024
Key Shareholder Metrics		
Ordinary shareholder's equity	$ 5,697	$ 5,581
Total Enstar shareholders' equity	$ 6,207	$ 6,091
Book value per ordinary share ("BVPS")	$ 382.10	$ 380.29
Fully diluted BVPS ("FDBVPS") [(1)]	$ 375.23	$ 368.47
Change in FDBVPS	1.8 %	9.4 %
Total ordinary shares outstanding	14,909,718	14,675,686
Fully diluted ordinary shares outstanding	15,182,861	15,146,341
Key Balance Sheet Metrics		
Total assets	$ 20,340	$ 20,407
Debt obligations	$ 1,948	$ 1,833
Total liabilities	$ 14,127	$ 14,310
Total investable assets to ordinary shareholders' equity	3.15x	3.23x
Total net loss reserves to ordinary shareholders' equity	1.83x	1.93x
Debt to total capitalization attributable to Enstar	23.9 %	23.1 %

(1) Non-GAAP financial measure, refer to pages 9 to 14 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

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| enstargroup.com 6 Consolidated Results by Segment - Q1 2025 Three Months Ended March 31, 2025 Run-off Investments Corporate and Other (1) Total REVENUES Net premiums earned $ 12 $ — $ — $ 12 Net investment income — 148 — 148 Net realized losses — (2) — (2) Fair value changes in trading securities, funds held and other investments — 43 — 43 Other income 2 — 1 3 Total revenues 14 189 1 204 EXPENSES Net incurred losses and loss adjustment expenses (2) Current period 3 — — 3 Prior period (29) — 10 (19) Total net incurred losses and loss adjustment expenses (26) — 10 (16) Defendant asbestos and environmental expenses (1) — 5 4 Amortization of net deferred charge assets — — — 30 30 Acquisition costs 1 — — 1 General and administrative expenses 41 10 40 91 Total expenses 15 10 85 110 (LOSS) INCOME BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES (1) 179 (84) 94 Income from equity method investments — 4 — 4 SEGMENT (LOSS) INCOME $ (1) $ 183 (84) 98 Interest expense (23) (23) Net foreign exchange losses (16) (16) NET (LOSS) INCOME (123) 59 Dividends on preferred shares (9) (9) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS $ (132) $ 50 (1) Includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC (“DCo”) and Morse TEC LLC (“Morse TEC”) for Corporate and Other activities. (2) Net incurred losses and LAE for Corporate and Other activities includes the fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of assets and liabilities related to our assumed retroactive reinsurance contracts for which we have elected the fair value option.

Consolidated Results by Segment - Q1 2024

ENSTAR

	Three Months Ended March 31, 2024			
	Run-off	Investments	Corporate and Other	Total
REVENUES				
Net premiums earned	$ 11	$ —	$ —	$ 11
Net investment income	—	160	—	160
Net realized losses	—	(6)	—	(6)
Fair value changes in trading securities, funds held and other investments	—	85	—	85
Other income [2]	2	—	1	3
Total revenues	13	239	1	253
EXPENSES				
Net incurred losses and loss adjustment expenses [3]				
Current period	5	—	—	5
Prior period	(23)	—	(1)	(24)
Total net incurred losses and loss adjustment expenses	(18)	—	(1)	(19)
Defendant asbestos and environmental (income) expenses [1][2]	(1)	—	4	3
Amortization of net deferred charge assets	—	—	30	30
Acquisition costs	1	—	—	1
General and administrative expenses	42	10	35	87
Total expenses	24	10	68	102
(LOSS) INCOME BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	(11)	229	(67)	151
Loss from equity method investments	—	(5)	—	(5)
SEGMENT (LOSS) INCOME	$ (11)	$ 224	(67)	146
Interest expense			(22)	(22)
Net foreign exchange gains			9	9
Income tax expense			(5)	(5)
NET (LOSS) INCOME			(85)	128
Dividends on preferred shares			(9)	(9)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS			$ (94)	$ 119

(1) Includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC for Corporate and Other activities.

(2) Defendant Asbestos and Environment expenses were reclassified from Other income (expenses) to Defendant asbestos and environment expenses.

(3) Net incurred losses and LAE for Corporate and Other activities includes the fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of assets and liabilities related to our assumed retroactive reinsurance contracts for which we have elected the fair value option.

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Capital Position & Credit Ratings


Total Capitalization
$8,161
$1,948
$6
$510
30.1%
23.9%
$5,697
March 31, 2025
$7,930
$1,833
$6
$510
29.5%
23.1%
$5,581
December 31, 2024
Debt and Series D and E Preferred Shares to total capitalization
Debt to total capitalization
Debt obligations
NCI
Series D and E Preferred Shares
Ordinary shareholders' equity

Total capitalization attributable to Enstar excluding NCI was $8.2 billion as of March 31, 2025 and $7.9 billion as of December 31, 2024. Debt and Series D and E preferred shares to total capitalization attributable to Enstar excluding NCI was 30.1% and 29.6% as of March 31, 2025 and December 31, 2024, respectively. Debt to total capitalization attributable to Enstar was 23.9% and 23.1% as of March 31, 2025 and December 31, 2024, respectively.

Credit ratings [1]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB+ (Outlook: Stable)	BBB+ (Outlook: Stable)
2029 Senior Notes	BBB+	BBB
2031 Senior Notes	BBB	BBB
2040, 2042 and 2045 Junior Subordinated Notes	BBB-	BBB-
Series D and E Preferred Shares	BBB-	BBB-

[1] Credit ratings are provided by third parties, Standard & Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

Agency ratings are not a recommendation to buy, sell or hold any of our securities and may be revised or withdrawn at any time by the issuing organization. Each agency's rating should be evaluated independently of any other agency's rating. For information on risks related to our credit ratings, refer to "Item 1A. Risk Factors - Risks Relating to Liquidity and Capital Resources" and "Item 1A. Risk Factors - Risks Relating to Ownership of our Shares" in our Annual Report on Form 10-K for the year ended December 31, 2024.

In March 2025, Cavello Bay Reinsurance Limited ("Cavello"), a wholly-owned subsidiary of Enstar, was assigned an AM Best Financial Strength Rating of 'A' and Long-Term Issuer Credit Rating of "a+", each with stable outlook. Cavello is Enstar's primary non-life run-off consolidator, and a Class 3B reinsurer.

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9 Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Fully diluted book value per ordinary share Total Enstar ordinary shareholders' equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities (which include restricted shares, restricted share units, directors’ restricted share units, performance share units and JSOP shares) on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution. We use this non-GAAP measure in our incentive compensation program. Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholders’ equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented. We eliminate the impact of fair value changes and net realized (gains) losses on fixed maturities and funds held-directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as: • we typically hold most of our fixed maturities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and • removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option. Therefore, we believe that excluding their impact on our net income improves comparability of our core operational performance across periods. We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios. We eliminate the impact of any goodwill impairment charges as they occur infrequently, and their elimination improves comparability between periods. We eliminate the impact of expenses related to the Merger Agreement as we deem these to be out of the ordinary course of business and to help provide a more accurate measure of performance across periods. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net income (loss) attributable to Enstar ordinary shareholders, adjusted for: -fair value changes and net realized (gains) losses on fixed maturities and funds held- directly managed, -change in fair value of insurance contracts for which we have elected the fair value option (1), -amortization of fair value adjustments, -net gain/loss on purchase and sales of subsidiaries (if any) -net income from discontinued operations (if any), -goodwill impairment charges -expenses related to the Merger Agreement -tax effects of adjustments, and -adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -fair value changes on fixed maturities and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in net income for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. We adjust our investment returns to eliminate the impact of the change in fair value of fixed maturities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -fair value changes in fixed maturities, trading and funds held-directly managed; and -unrealized (gains) losses on fixed maturities, AFS included within OCI, net of reclassification adjustments and excluding foreign exchange. Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -net unrealized (gains) losses on fixed maturities, AFS included within AOCI -fair value changes on fixed maturities, trading and funds held - directly managed

| enstargroup.com 10 Non-GAAP Measures (continued) Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods. We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations. The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons: • The change in fair value of insurance contracts for which we have elected the fair value option(1) has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and • The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis. We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (1), and Add: -the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -current period net loss reserves -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: -net nominal defendant A&E liability exposures and estimated future expenses. (1) Comprises the discount rate and risk margin components.

Reconciliation to Fully Diluted Book Value Per Share

	As of					
	March 31, 2025			December 31, 2024		
	Equity [1]	Ordinary Shares	Per Share Amount	Equity [1]	Ordinary Shares	Per Share Amount
Book value per ordinary share	$ 5,697	14,909,718	$ 382.10	$ 5,581	14,675,686	$ 380.29
Non-GAAP adjustments:						
Share-based compensation plans		273,143			266,335	
JSOP [2]		—			204,320	
Fully diluted book value per ordinary share*	$ 5,697	15,182,861	$ 375.23	$ 5,581	15,146,341	$ 368.47

[1] Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

[2] The JSOP award made to our CEO included a condition that specified a hurdle price ($315.53 as of January 20, 2025) compared to our market observable ordinary share price for the award to vest, which is the greater of the closing share price and the 10-day Volume Weighted Average Price (as defined in the Award). As of December 31, 2024, the closing share price of our ordinary shares was $322.05 and the 10-day Volume Weighted Average Price was $322.22. The shares to be issued upon settlement are calculated as the market price less $205.89, multiplied by the 565,630 shares comprising the award, divided by the market price. As a result, the JSOP award was dilutive for the year ended December 31, 2024. Additionally, 20% of the award was dependent on a 10% compounded annual growth rate in Fully Diluted Book Value Per Share (as defined in the Award) from January 1, 2020, which was also met through the year ended December 31, 2024. On January 20, 2025, the JSOP award vested at a market price of $327.00 per share and on January 21, 2025 the JSOP award was exercised. As the market price exceeded the hurdle price and the performance condition based on growth in FDBVPS was met, 209,490 shares were issued to our CEO (calculated as the market price of $327.00 less $205.89, multiplied by the 565,630 shares comprising the JSOP award, divided by the market price of $327.00). The remaining 356,140 shares held in the EB Trust were cancelled on January 21, 2025.

* Non-GAAP financial measure.

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| enstargroup.com 12 Reconciliation to Adjusted Return on Equity - Q1 2025 and 2024 (1) Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Represents the net realized and unrealized losses (gains) related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. (3) Comprises the discount rate and risk margin components. (4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate. * Non-GAAP financial measure. (1) Net income comprises net income attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our consolidated statements of operations. Fair value changes on fixed maturities, trading and funds held - directly managed are included in fair value changes in trading securities, funds held and other investments in in our consolidated statements of operations. (3) Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance. (4) Comprises the discount rate and risk margin components, net of reinsurance recoverables. (5) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. * Non-GAAP financial measure. Three Months Ended March 31, 2025 March 31, 2024 Net income (1) Opening equity (1) (Adj) ROE Annualized (Adj) ROE Net income (1) Opening equity (1) (Adj) ROE Annualized (Adj) ROE (in millions of U.S. dollars) Net income/Opening equity/ROE/Annualized ROE (1) $ 50 $ 5,581 0.9% 3.6% $ 119 $ 5,025 2.4% 9.5 % Non-GAAP adjustments: Remove: Net realized losses on fixed maturities, AFS (2) / Cumulative fair value changes to fixed maturities, AFS (3) 2 374 6 380 Fair value changes on fixed maturities, trading (2) / Fair value changes on fixed maturities, trading (3) (1) 235 14 234 Fair value changes on funds held - directly managed (2) / Fair value changes on funds held - directly managed (3) (18) 143 5 111 Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (4) 5 (214) (4) (246) Amortization of fair value adjustments / Fair value adjustments 5 (94) 3 (107) Expenses related to the Merger Agreement 1 — — — Tax effects of adjustments (5) — — (2) — Adjusted net income /Adjusted opening equity/Adjusted ROE/Annualized adjusted ROE* $ 44 $ 6,025 0.7% 2.9% $ 141 $ 5,397 2.6% 10.5%

Reconciliation to Adjusted Run-off Liability Earnings - Q1 2025 and 2024

	Three Months Ended March 31, 2025	As of March 31, 2025	As of December 31, 2024	March 31, 2025	Three Months Ended March 31, 2025
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
PPD/net loss reserves/RLE %	$ 19	$ 10,445	$ 10,776	$ 10,611	0.2 %
Non-GAAP adjustments:					
Net current period incurred losses and LAE, excluding paid losses	—	(3)	—		
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	5	89	94		
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	5	214	214		
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	—	482	499		
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	31	32		
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 30	$ 11,258	$ 11,615	$ 11,437	0.3 %

	Three Months Ended March 31, 2024	As of March 31, 2024	As of December 31, 2023	March 31, 2024	Three Months Ended March 31, 2024
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
PPD/net loss reserves/RLE %	$ 24	$ 10,827	$ 11,585	$ 11,206	0.2 %
Non-GAAP adjustments:					
Net current period incurred losses and LAE, excluding paid losses	—	(5)	—		
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	3	103	107		
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	(4)	249	246		
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	—	516	527		
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	32	33		
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 24	$ 11,722	$ 12,498	$ 12,111	0.2 %

[(1)] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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| enstargroup.com 14 Reconciliation to Adjusted Total Investment Return Three Months Ended March 31, 2025 2024 Net investment income $ 148 $ 160 Net realized gains (losses) (2) (6) Fair value changes in trading securities, funds held and other investments 43 85 Income (loss) from equity method investments 4 (5) Other comprehensive income: Unrealized gains (losses) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange 49 (12) TIR ($) $ 242 $ 222 Non-GAAP adjustments: Net realized (gains) losses on fixed maturities, AFS and fair value changes in trading and funds held - directly managed (17) 25 Unrealized (gains) losses on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange (49) 12 Adjusted TIR ($)* $ 176 $ 259 Total investments 16,458 16,917 Cash and cash equivalents, including restricted cash and cash equivalents 1,481 760 Total investable assets $ 17,939 $ 17,677 Average aggregate invested assets, at fair value (1) $ 18,053 $ 18,021 Annualized TIR % (2) 5.4% 4.9 % Non-GAAP adjustment: Net unrealized losses on fixed maturities, AFS included within AOCI and fair value changes on fixed maturities, trading and funds held - directly managed 638 789 Adjusted investable assets* $ 18,577 $ 18,466 Adjusted average aggregate invested assets, at fair value* (3) $ 18,748 $ 18,778 Annualized adjusted TIR %* (4) 3.8% 5.5% (1) This amount is a two period average of the total investable assets for the three months ended March 31, 2025 and 2024, respectively, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements. (2) Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value. (3) This amount is a two period average of the adjusted investable assets* for the three months ended March 31, 2025 and 2024, (4) Annualized adjusted TIR %* is calculated by dividing the annualized adjusted TIR* ($) by adjusted average aggregate invested assets, at fair value*. *Non-GAAP measure

Investment Composition - March 31, 2025

ENSTAR

	March 31, 2025		Other Investments: Hedge Funds	Other Investments: Fixed income funds	Other Investments: Equity funds	Other Investments: Private equity funds	Other Investments: CLO equities	Other Investments: CLO equity funds	Other Investments: Private credit funds	Other Investments: Real estate fund	Other Investments: Other (1)	Equities: Publicly traded equities	Equities: Exchange-traded funds	Equities: Privately held equities	Cash (2)	Funds Held	Short-term and fixed maturities, trading and AFS
Short-term and fixed maturities, trading and AFS	$ 6,503	36.3 %															6,503
Funds held	4,672	26.0 %		74					20			6	49			4,523	
			— %	1.6 %	— %	— %	— %	— %	0.4 %	— %	— %	0.1 %	1.0 %	— %	— %	96.9 %	— %
Equities																	
Privately held equities	455	2.4 %					17		54					384			
Publicly traded equities	153	0.9 %		56								97					
Exchange-traded funds	135	0.8 %											39				96
Warrants and other	16	0.1 %									16						
Total	759	4.2 %	— %	7.4 %	— %	— %	2.2 %	— %	7.1 %	— %	2.1 %	12.8 %	5.1 %	50.6 %	— %	— %	12.6 %
Other investments																	
Private equity funds	1,949	10.8 %				1,557			79	74	220	5	8	6			
Private credit funds	915	5.1 %							915								
Real estate fund	427	2.4 %								427							
Hedge funds	386	2.2 %	329	57													
Fixed income funds	375	2.1 %		375													
CLO equity funds	124	0.7 %					124										
CLO equities	25	0.1 %					25										
Equity funds	5	— %										5					
Total	4,206	23.4 %	7.8 %	10.3 %	— %	37.0 %	3.5 %	— %	23.6 %	11.9 %	5.2 %	0.2 %	0.2 %	0.1 %	— %	— %	— %
Equity method investments	318	1.8 %															
Total investments	16,458	91.7 %															
Cash and cash equivalents (including restricted cash)	1,481	8.3 %													1,481		
Total investable assets	$17,939	100.0 %															

(1) Includes infrastructure in fund format and warrants.

(2) Cash and cash equivalents.

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Investment Composition - December 31, 2024

ENSTAR

	December 31, 2024		Other Investments									Equities					
			Hedge Funds	Fixed income funds	Equity funds	Private equity funds	CLO equities	CLO equity funds	Private credit funds	Real estate fund	Other[1]	Publicly traded equities	Exchange-traded funds	Privately held equities	Cash[2]	Funds Held	Short-term and fixed maturity investments, trading and AFS
Short-term and fixed maturity investments, trading and AFS	$ 6,170	34.3 %															6,170
Funds held	4,979	27.7 %		71					20			5	50			4,833	
			— %	1.4 %		— %	— %	— %	0.4 %	— %	— %	0.1 %	1.0 %	— %	— %	97.1 %	— %
Equities																	
Privately held equities	460	2.6 %					18		52					390			
Publicly traded equities	176	1.0 %		59								117					
Exchange-traded funds	151	0.8 %											40				111
Warrants and other	16	0.1 %									16						
Total	803	4.5 %	— %	7.3 %	— %	— %	2.2 %	— %	6.5 %	— %	2.0 %	14.6 %	5.0 %	48.6 %	— %	— %	13.8 %
Other investments																	
Private equity funds	1,926	10.7 %				1,591			79	73	158	10	9	6			
Private credit funds	864	4.8 %							864								
Hedge funds	410	2.3 %	336	74													
Real estate fund	401	2.2 %								401							
Fixed income funds	369	2.0 %		369													
CLO equity funds	162	0.9 %					162										
CLO equities	52	0.3 %					52										
Equity funds	4	— %										4					
Total	4,188	23.3 %	8.0 %	10.6 %	— %	38.1 %	5.1 %	— %	22.5 %	11.3 %	3.8 %	0.3 %	0.2 %	0.1 %	— %	— %	— %
Equity method investments	313	1.7 %															
Total investments	16,453	91.4 %															
Cash and cash equivalents (including restricted cash)	1,554	8.6 %													1,554		
Total investable assets	$18,007	100.0 %															

[1] Infrastructure in fund format and warrants.

[2] Cash and cash equivalents.

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